Exhibit 99.1
Pelthos Therapeutics Announces CFO Transition

Senior Vice President, Finance & Accounting John M. Gay named Chief Financial Officer

DURHAM, N.C., April 10, 2026 — Pelthos Therapeutics Inc. (NYSE American: PTHS), a biopharmaceutical company committed to commercializing innovative therapeutic products for unmet patient needs (“Pelthos”), today announced John M. Gay has been appointed Chief Financial Officer effective April 10, 2026. Mr. Gay succeeds Francis Knuettel II, who served as Pelthos’ Chief Financial Officer since July 2025.

“John played a key role in helping us establish and launch Pelthos. He is an experienced financial leader, and we are excited to have him step into this new role as we continue our strong commercial momentum and enter the next phase of the company's growth,” said Scott Plesha, CEO of Pelthos. “We also want to thank Frank for his dedication and contributions following our merger with Channel Therapeutics Corporation and during our two recent significant capital raises.”

Mr. Gay has served as Senior Vice President, Finance & Accounting at Pelthos since 2025. He has more than 25 years of public company finance and accounting experience. Prior to joining Pelthos, he served as Chief Financial Officer of LNHC, Inc. (then, a wholly owned subsidiary of Ligand Pharmaceuticals, Inc.) and in senior finance roles at several publicly traded companies, including Furiex Pharmaceuticals, which was ultimately acquired by Forest Laboratories. He previously held roles at Deloitte and Arthur Andersen.

About Pelthos Therapeutics

Pelthos Therapeutics is a commercial-stage biopharmaceutical company focused on building and advancing a portfolio of differentiated cutaneous infectious disease products that address unmet patient needs. ZELSUVMI™ (berdazimer) topical gel, 10.3%, the company’s lead product, is the first and only prescription therapy approved for use at home by patients, parents, and caregivers to treat Molluscum contagiosum. The company’s portfolio of assets includes Xepi® (ozenoxacin) Cream, 1%, a topical treatment for impetigo, and Xeglyze® (abametapir), a topical treatment for head lice. More information is available at www.pelthos.com. Follow Pelthos on LinkedIn and X.

Forward-Looking Statements

This press release contains forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, regarding Pelthos’ current expectations. All statements, other than statements of historical fact, could be deemed to be forward-looking statements. In some instances, words such as “continues,” “plans,” “believes,” “expects,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our good faith beliefs (or those of the indicated third parties) and speak only as of the date hereof. These forward-looking statements include, without limitation, references to our continued growth and future opportunities, strategy and plans in the market. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially from those set forth in such forward-looking statements include, but are not limited to, risks and uncertainties related to expectations as to the Company’s future performance; successful product developments and approvals; and changes in general economic conditions. These and other risks and uncertainties are described more fully in our filings with the U.S. Securities and Exchange Commission. The information in this press release is provided only as of the date of this press release, and we undertake no obligation to update any forward-looking statements contained in this press release based on new information, future events, or otherwise, except as required by law.

Contacts

Investors:
LifeSci Advisors, LLC
Mike Moyer, Managing Director
mmoyer@lifesciadvisors.com

Media:
KWM Communications
Kellie Walsh
pelthos@kwmcommunications.com
(914) 315-6072